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                                       UNITED STATES


                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K


                                       CURRENT REPORT


                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): August 1, 2005

                                DISCOVER CARD MASTER TRUST I
                   (Exact name of registrant as specified in its charter)


        Delaware                  000-23108               51-0020270

        (State of                 (Commission             (IRS Employer
        organization)             File Number)            Identification No.)

      c/o Discover Bank
      12 Read's Way
      New Castle, Delaware                                                19720

      (Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code: (302) 323-7434

      Former name or former address, if changed since last report:
       Not Applicable



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [    ] Written communications pursuant to Rule 425 under
        the Securities Act (17 CFR 230.425)


      [    ] Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

      [    ] Pre-commencement communications pursuant to Rule 14d-2(b)

        under the Exchange Act (17 CFR 240.14d-2(b))

      [    ] Pre-commencement communications pursuant to Rule 13e-4(c)

        under the Exchange Act (17 CFR 240.13e-4(c))
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 Item 8.01.   Other Events

 	Additional Accounts: As of August 1, 2005 (the "Addition Date"), Discover Bank , on behalf of the holder of the Seller Certificate, designated certain Discover Card accounts originated by Discover
 Bank to be added to the Trust as Accounts pursuant to Section 2.10(b) of the Amended and Restated Pooling and Servicing Agreement
 (the "Pooling and Servicing Agreement"), dated as of November 3, 2004, between Discover Bank as Master Servicer, Servicer, and Seller and
 U.S. Bank National Association as Trustee, as amended.  The aggregate amount of Receivables billed to the Additional Accounts
 as of the Addition Date was $1,991,673,769.73.   After giving effect to
 the inclusion of the Additional Accounts, the Aggregate Amount of Receivables in the Trust on the Addition Date was $33,771,075,449.40.





                                      SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             DISCOVER CARD MASTER TRUST I
                                    (Registrant)


                      By:    DISCOVER BANK
                             as Originator of the Trust


                      By:    /s/ Michael F. Rickert

                             ___________________________________
                             Michael F. Rickert
                             Vice President, Chief Accounting Officer, and Treasurer

      Date: August 1, 2005